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      FIRST AMENDMENT TO AGREEMENT TO PROVIDE
     ADMINISTRATIVE SERVICES TO AN ADULT HOME

     THIS AGREEMENT is made and entered into
effective as of the 1st day of January, 1997 (the
"Effective Date") by and between Painted Post
Partners (the "Partnership") and Emeritus
Corporation ("Emeritus").

                     RECITALS


     A. The Partnership and Emeritus are parties to that Agreement to Provide Administrative
Services to an Adult Home dated September 2,1996
(the "Agreement") with respect to those adult homes located in New York and listed in Exhibit A to the Agreement (the "Facilities").

     B. The Agreement provides for a term of two years commencing on the commencement date of each of the leases under which the Partnership has possession of the Facilities (the "Facility Leases").

     C.  The Partnership and Emeritus are
interested in amending the Agreement in order to tie the term of the Agreement to the term of the Facility Leases.

     D.  The Agreement provides that it can be
amended by written agreement signed by the parties.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS
FOLLOWS:

                     AGREEMENT


     1. Article IV of the Agreement is hereby deleted in its entirety and the following inserted in lieu thereof..

     IV. TERM OF AGREEMENT: The term of this
     Agreement shall commence on as to each of the Facilities on the applicable Commencement
     Date (as defined in the applicable Facilities
     Lease (the "Commencement Date") and shall

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     terminate upon the expiration or sooner
     termination of the term (which shall include the initial term and any renewal terms which may be exercised thereunder) of each such Facility Lease, unless sooner terminated upon the occurrence of an Event of Default (the
     "Termination Date"). Operator and Emeritus acknowledge and agree that it is the intent of the parties that the Commencement Date shall be the same as to all of the Facilities other than Perinton Park Manor, which is under construction and the term of which Facility Lease may accordingly commence later than the term of the other Facilities Leases commences but that the Termination Date shall be the same as to all of the Facilities.

     2. The first full paragraph of Article IX is hereby deleted in its entirety and the following inserted in lieu thereof:


     IX. Fee: Emeritus acknowledges and agrees that from the Commencement Date to the date of this First Amendment to Agreement to Provide Administrative Services to Adult
     Homes, it has received a monthly fee equal to $58,333. Owner and Emeritus agree that from and after the Effective Date hereof, Emeritus shall receive a monthly fee equal to $80,000 for the period from January 1,1997 to December 31, I 997 and thereafter the fee shall be reviewed annually and shall be such amount as may be agreed upon by Owner and Emeritus during such annual review; provided, however, that in the event Owner and Emeritus are unable to agree upon a fee, the fee shall be increased, but not decreased, on each anniversary of the Effective Date (the
     "Adjustment Date") by the percentage change in the Consumer Price Index All Cities
     (1984=100) (the "CPI") from the Effective
     Date to the Adjustment Date. In the event of a decrease in the CPI from the Effective Date to the Adjustment Date, the fee shall remain fixed at the amount in effect on the Adjustment Date until the next Adjustment
     Date on which an increase in the CPI occurs.

     3. Except as specifically set forth herein, the Agreement shall remain in full force and effect as originally executed by the parties

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thereto.

     :IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.


                    PAINTED POST PARTNERS

                    By:  /s/ Raymond R. Brandstrom
                        --------------------------
                    Its:  Partner

                    By:  /s/ Daniel R. Baty
                        --------------------------
                    Its:  Partner


                    EMERITUS CORPORATION

                    By:  Raymond R. Brandstrom
                         -------------------------
                    Its:  President